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                                                                   EXHIBIT 10.24

            THIS INDENTURE made the 27th day of March, 2000.


            IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT.

      B E T W E E N:

                  LuCLIFF COMPANY LIMITED

                  (hereinafter called the "Landlord")

                                       THE PARTY OF THE FIRST PART,


                  - and -

                  VISIBLE GENETICS INC., a Corporation
                  duly incorporated under the laws of the
                  Province of Ontario

                  (hereinafter called the "Tenant")

                                        THE PARTY OF THE SECOND PART.



            WHEREAS the Landlord has agreed to lease to the Tenant and the Tenant has agreed to lease from the Landlord the hereinafter described premises forming part of LuCliff Place, an integrated residential and commercial development, located at the South West intersection of Bay and Gerrard Streets in the City of Toronto, in the Province of Ontario;


                                    ARTICLE 1

                                   DEFINITIONS

            The parties hereto agree that when used in this Lease the following words or expressions have the meaning hereinafter set forth:

SECTION 1.01 "ADDITIONAL RENT" means any and all sums of money or charges required to be paid by the Tenant under this Lease (except Basic Rent), whether or not the same are designated "Additional Rent" or whether or not payable to the Landlord or otherwise, and all such sums are payable in lawful money of Canada without deduction, abatement, set-off or compensation whatsoever. Additional Rent may be estimated by the Landlord from time to time and such estimated amount is due and payable in equal monthly instalments in advance on the same day as monthly instalments of Basic Rent.

SECTION 1.02 "BASIC RENT" means the rent specified in Section 4.01 hereof, INCLUDING BOTH THE "BASIC 9TH FLOOR RENT" AND THE "BASIC 10TH, 11TH, AND 12TH FLOOR RENT" DESCRIBED THEREIN.

SECTION 1.03 "BUILDING" means the Office Section and the lobbies, corridors, elevators and facilities serving same.

SECTION 1.04 "BUSINESS HOURS" means the period from 8 a.m. to 6 p.m. on Monday to Friday, inclusive, and 8 a.m. to 1 p.m. on Saturdays unless Saturday is a holiday.

SECTION 1.05 "COMMON AREAS" mean the common areas, facilities, utilities, improvements, equipment and installations intended and designated from time to time by the Landlord for the common use and enjoyment of all the tenants of the Office Section of the Building, including


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their respective agents, invitees, servants and employees in common with others entitled to the use or benefit thereof in the manner and for the purposes permitted by this Lease, and includes the pedestrian mall of the Building.

SECTION 1.06 "LANDLORD'S TAXES" shall mean the aggregate of all Taxes charged against the Office Section or the Landlord in respect thereof including Common Areas and parking facilities and the lands reasonably attributable to the Office Section, plus all costs and expenses (including legal and other professional fees and interest and penalties or deferred payments) incurred, in good faith, by the Landlord, in contesting, resisting or appealing any of the foregoing, and including any amounts imposed, assessed, levied or charged in substitution for or in lieu of any such Taxes, but excluding such taxes as capital gains taxes, corporate, income, profit or excess profit taxes to the extent such taxes are not levied in lieu of any of the foregoing against the Office Section or the Landlord in respect thereof and shall also include any and all taxes which may in the future be levied in lieu of Taxes as herein defined. The Landlord shall be entitled to adjust the Landlord's Taxes to an amount that would have been paid had the Building been fully assessed in the year to which the taxes are attributable as a fully occupied office building.

SECTION 1.07 "LEASED PREMISES" means, EXPRESSLY SUBJECT TO THE PROVISIONS OF
SECTION 3.01 HEREOF, that portion of the Office Section of the Building as is outlined in colour on the floor plan attached hereto as Schedule "A" forming a part hereof, comprising THE ENTIRE 9TH, 10TH, 11TH, AND 12TH FLOORS OF THE OFFICE SECTION, EACH OF SUCH FLOORS having a Rentable Floor Area of approximately SIX THOUSAND, EIGHT HUNDRED AND SEVENTY SIX (6,876) square feet, AND TWENTY-SEVEN THOUSAND, FIVE HUNDRED AND FOUR (27,504) SQUARE FEET IN THE AGGREGATE.

SECTION 1.08 "OFFICE SECTION" means those portions of the Building comprising a part of LuCliff Place intended by the Landlord to be leased for office purposes and the Common Areas and facilities serving same.

SECTION 1.09 "OPERATING COSTS" means the Landlord's cost of operating the Building as a first-class office building which shall include all costs properly attributable in accordance with generally accepted accounting practise determined by the Landlord's auditors to the operation, maintenance and management of the Building and the lands appurtenant thereto and shall, without limiting the generality of the foregoing, include:

      (a) all monies reasonably paid or incurred to persons, firms, companies or corporations employed in the maintenance, security and cleaning of the Building and the lands appurtenant thereto;

                  (b)   all costs of repairs;

      (c) the cost of running, maintaining and repairing the heating, ventilating and air-conditioning plants, distribution systems and associated equipment, including the cost of all fuel, gas and steam;

                  (d)   elevator maintenance and operation costs;

                  (e)   the cost of providing hot and cold water;

                  (f) the cost of providing electricity not otherwise payable by tenants;

                  (g)   window cleaning costs;

                  (h) cost of all-risk, fire, extended perils, liability, boiler and rental insurance;

                  (i)   telephone and other public utility costs;


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                  (j)   service contracts with independent contractors;

      (k) cost of watchmen, reception staff and other on-site personnel, including salaries, wages and fringe benefits;

                  (l) remuneration paid at competitive rates to managing agents;

      (m)   audit  costs  and  accounting   services  including  such  costs
      incurred for the imposition and determination of charges to tenants;

                  (n) costs of legal fees on a solicitor and his own client basis;

      (o) costs of capital improvements and other costs determined by the Landlord's auditor to be properly chargeable to the capital account to the extent that such capital improvements reduce or avoid Operating Costs;

      (p) costs of capital improvements and other costs and depreciation determined by the Landlord's auditor to be properly chargeable to replace or upgrade any fixtures, furnishings, and equipment in the Common Areas, including the fixtures and equipment of and for the heating, ventilation, and air-conditioning system, such depreciation being calculated as may be designated by the Landlord's auditors and in accordance with generally accepted principles.

Operating Costs shall exclude debt service, depreciation except as mentioned above and expenses properly chargeable to capital account except as mentioned above. In the event any cost or expense is included as an integral part of an expense applicable to a portion of LuCliff Place in addition to the Building or is attributable to part of the Building used in common with tenants of the retail or commercial portions, the Landlord acting reasonably shall make an allocation of such cost or expense which is reasonably attributable to the Building. In the event of any dispute by the Tenant as to the amount of such costs and allocation, an opinion of the Landlord's auditors shall be final and binding as to the amount and allocation for the period.

NOTWITHSTANDING THE FOREGOING THE LANDLORD AGREES THAT IN THE SECOND AND SUBSEQUENT YEARS OF THE TERM, OPERATING COSTS (EXCLUDING ANY TAX OR UTILITY COMPONENT THEREOF) WILL NOT INCREASE OVER THE PREVIOUS YEAR BY A PERCENTAGE GREATER THAN THE PERCENTAGE INCREASE IN THE COMMON PRICE INDEX FOR ALL ITEMS IN TORONTO FOR THE SAME PERIOD.

SECTION 1.10 "PROPORTIONATE SHARE" means the fraction which has as its numerator the Rentable Floor Area of the Leased Premises and has as its denominator the total Rentable Floor Area of the Building whether rented or not, subject only to the adjustments which follow. The total Rentable Floor Area of the Building shall be calculated as if the Building were entirely leased by tenants renting whole floors. The Rentable Floor Area of the Leased Premises, if the Leased Premises consists of or includes a part of a floor, shall be increased by the fraction of the total area of the Service Areas (as hereinafter defined) if any, on such floor, which has as it numerator the Rentable Floor Area contained in the Leased Premises on such floor and has as its denominator the sum of the Rentable Floor Areas of such floor. The lobby and entrances on the ground floor and subsurface floors used in common by tenants and mechanical equipment areas shall be excluded from the foregoing calculations. The calculation of the total Rentable Floor Area of the Building whether rented or not shall be determined by the Landlord's architect and shall be adjusted from time to time to give effect to any structural or functional change affecting the same. The calculation of the Rentable Floor Area of the Leased Premises shall be adjusted from time to time to give effect to any change therein during the Term of the Lease.

SECTION 1.11 "RENT" means the Basic Rent and Additional Rent.


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SECTION 1.12 "RENTABLE FLOOR AREA"

      (a) in the case of a whole floor of the Building shall include all areas within the outside walls and shall be computed by measuring to the inside surface of the glass outer building walls without deduction for columns and projections necessary to the Building and shall include Service Areas, but shall not include stairs and elevator shafts supplied by the Landlord and flues, stacks, pipe shafts or vertical ducts with their enclosing walls within the area occupied.

      (b) in the case of a part of a floor of the Building shall include all areas occupied and shall be computed by measuring from the inside surface of the glass outer building walls to the office side of corridors or other permanent partitions and to the centre of partitions which separate the area occupied from adjoining rentable areas without deduction for columns and projections necessary to the Building and shall include Service Areas exclusively serving only the area occupied, plus a proportionate share of the non-exclusive Service Areas located on such floor, but shall not include stains and elevator shafts supplied by the Landlord and flues, stacks, pipe shafts or vertical ducts with their enclosing walls within the area occupied.

SECTION 1.13 "SERVICE AREAS" shall mean the area of corridors, elevator lobbies, service elevator lobbies, toilets, air-conditioning rooms, fan rooms, janitor's closets, telephone and electrical closets serving the Leased Premises in common with other premises.

SECTION 1.14 "STIPULATED RATE OF INTEREST" means the prime rate of interest charged from time to time by the Royal Bank of Canada at its head office in Toronto to its most preferred borrowers, plus three percent (3%) per annum.

SECTION 1.15 "TAXES" shall mean all real property taxes, rates, duties, levies, fees, charges, sewer levies, local improvement rates, and assessments whatsoever imposed, assessed, levied or charged by any school, municipal, regional, provincial, federal, parliamentary or other governmental body, corporation, authority, agency or commission (including, without limitation, school boards and utility commissions) and including all costs and expenses (including legal and other professional fees and interest and penalties on deferred payments) incurred by the Landlord in good faith in contesting, resisting or appealing any of the foregoing, and including any amounts imposed, assessed, levied or charged in substitution for or in lieu of any such taxes, rates, duties, levies, fees, charges or assessments, but excluding such taxes as capital gains taxes, corporate, income, profit or excess profit taxes to the extent such taxes are not levied in lieu of any of the foregoing against the Building or the Landlord in respect thereof and shall also include any and all taxes which may in the future be levied in lieu of taxes as hereinbefore defined.

SECTION 1.16 "TENANT'S TAXES" shall mean the aggregate of:

      (a) all Taxes (whether imposed upon the Landlord or the Tenant) attributable to the personal property, trade fixtures, business, income, occupancy and/or turnover of the Tenant or any other occupant of the Leased Premises, and to any leasehold improvements or fixtures installed by or on behalf of the Tenant within the Leased Premises and to the use by the Tenant of any of the Common Areas; and,

      (b) the amount by which Taxes (whether imposed upon the Landlord or the Tenant) are increased above the Taxes which would have otherwise been payable, which increase is as a result of the use of the Leased Premises or the Tenant or any other occupant of the Leased Premises being taxed or assessed in support of separate schools.


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                                    ARTICLE 2

                         NET LEASE AND SECURITY DEPOSIT

SECTION 2.01   NET LEASE

            The Tenant acknowledges and agrees that it is intended that this Lease shall be a completely carefree net lease to the Landlord, that the Landlord shall not be responsible during the Term of the Lease for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises, or the use and occupancy thereof, or the contents thereof, or the business carried on therein, and the Tenant shall pay all charges, impositions, costs and expenses of every nature and kind relating to the Leased Premises, except as expressly herein set out and the Tenant covenants with the Landlord accordingly.

SECTION 2.02   SECURITY DEPOSIT

            INTENTIONALLY DELETED


                                    ARTICLE 3

                                 DEMISE AND TERM

SECTION 3.01   DEMISE AND TERM

            In consideration of the rents, covenants and agreements herein contained on the part of the Tenant to be paid, observed and performed:

      (a) THE LANDLORD LEASES TO THE TENANT AND THE TENANT LEASES FROM THE LANDLORD THAT PORTION OF THE LEASED PREMISES COMPRISING THE ENTIRE 10TH, 11TH, AND 12TH FLOORS OF THE OFFICE SECTION OF THE BUILDING FOR AND DURING THE TERM (HEREINAFTER REFERRED TO AS THE "TERM") OF FIVE (5) YEARS COMPUTED FROM THE FIRST DAY OF JUNE, 2000, AND FROM THENCEFORTH NEXT ENSUING AND FULLY TO BE COMPLETED AND ENDED ON THE 31ST DAY OF MAY, 2005, AND

      (b) THE LANDLORD LEASES TO THE TENANT AND THE TENANT LEASES FROM THE LANDLORD THAT PORTION OF THE LEASED PREMISES COMPRISING THE ENTIRE 9TH FLOOR OF THE OFFICE SECTION OF THE BUILDING FOR AND DURING THE TERM (HEREINAFTER REFERRED TO AS THE "9TH FLOOR TERM") OF ONE (1) YEAR COMPUTED FROM THE FIRST DAY OF JUNE, 2000, AND FROM THENCEFORTH NEXT ENSUING AND FULLY TO BE COMPLETED AND ENDED ON THE 31ST DAY OF MAY, 2001.

THE EXPRESSION "LEASED PREMISES" SHALL MEAN AND REFER TO THE PREMISES LEASED FROM TIME TO TIME BY THE TENANT PURSUANT TO THIS LEASE; UNTIL THE EXPIRATION OF THE 9TH FLOOR TERM (AS THE SAME MAY BE EXTENDED PURSUANT TO SECTION 19.01 HEREOF) THE EXPRESSION "LEASED PREMISES" SHALL MEAN AND REFER TO THE ENTIRE 9TH, 10TH, 11TH, AND 12TH FLOORS OF THE OFFICE SECTION OF THE BUILDING, AND FROM AND AFTER THE EXPIRATION OF THE 9TH FLOOR TERM OR EXTENSION THEREOF AS THE CASE MAY BE THE EXPRESSION "LEASED PREMISES" SHALL MEAN AND REFER TO THE ENTIRE 10TH, 11TH, AND 12TH FLOORS OF THE OFFICE SECTION OF THE BUILDING. NOTWITHSTANDING THAT THE 9TH FLOOR TERM MAY EXPIRE SOONER THAN THE TERM, THE LEASE OF THE 9TH FLOOR PORTION OF THE LEASED PREMISES AND THE LEASE OF THE 10TH, 11TH, AND 12TH FLOOR PORTION OF THE LEASED PREMISES SHALL FOR ALL PURPOSES BE CONSIDERED A SINGLE LEASE BY THE TENANT, AND IN THE EVENT OF ANY DEFAULT BY THE TENANT WHETHER IN RESPECT OF THE 9TH FLOOR PORTION OF THE LEASED PREMISES OR IN RESPECT OF THE 10TH, 11TH, AND 12TH FLOOR PORTION OF THE LEASED PREMISES, THE LANDLORD SHALL BE ENTITLED TO EXERCISE ALL OF ITS RIGHTS AND REMEDIES HEREUNDER OR AT LAW WITH RESPECT TO THE ENTIRE LEASED PREMISES.


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SECTION 3.02      EXISTING LEASE, EARLY OCCUPANCY

      (a) THE LANDLORD AND THE TENANT ACKNOWLEDGE AND AGREE THAT THE TENANT CURRENTLY OCCUPIES THE 10TH, 11TH, AND 12TH FLOOR PORTION OF THE LEASED PREMISES PURSUANT TO AN EXISTING LEASE MADE BETWEEN THE LANDLORD AND THE TENANT DATED MARCH 31, 1992, AS AMENDED (THE "EXISTING LEASE"). THE TENANT SHALL CONTINUE TO OCCUPY THE 10TH, 11TH, AND 12TH FLOOR PORTION OF THE LEASED PREMISES PURSUANT TO THE EXISTING LEASE UNTIL THE EXPIRATION OF ITS TERM ON MAY 31, 2000; UPON THE EXPIRATION OF THE TERM OF THE EXISTING LEASE THE TENANT'S OCCUPANCY OF THE 10TH, 11TH, AND 12TH FLOOR PORTION OF THE LEASED PREMISES SHALL BE GOVERNED BY THE TERM OF THIS LEASE, AND ALL OF THE RIGHTS, PRIVILEGES, OPTIONS, COVENANTS, AGREEMENTS, AND OBLIGATIONS OF THE LANDLORD AND THE TENANT UNDER THE EXISTING LEASE SHALL TERMINATE AND BE AT AN END; PROVIDED THAT NOTWITHSTANDING SUCH TERMINATION:

            (i) THE LANDLORD AND THE TENANT SHALL REMAIN LIABLE FOR ANY BREACH, DEFAULT, OR NON-OBSERVANCE OF ANY COVENANT, AGREEMENT, CONDITION, OR PROVISO CONTAINED IN THE EXISTING LEASE WHICH OCCURS PRIOR TO THE COMMENCEMENT OF THE TERM OF THIS LEASE ON JUNE 1, 2000;

            (ii) THE LANDLORD AND THE TENANT SHALL READJUST THE ADDITIONAL RENT PAID OR PAYABLE UNDER THE EXISTING LEASE UP TO ITS EXPIRATION AS SET OUT IN THE EXISTING LEASE;

      THE LANDLORD AND THE TENANT FURTHER AGREE THAT ANY SUCH DEFAULT, BREACH, OR NON-OBSERVANCE BY THE TENANT UNDER THE EXISTING LEASE SHALL BE DEEMED TO BE DEFAULT UNDER THIS LEASE, AND IF THE LANDLORD VALIDLY TERMINATES THE EXISTING LEASE BY REASON OF ANY BREACH, DEFAULT, OR NON-OBSERVANCE BY THE TENANT THEREUNDER, THEN THE LANDLORD SHALL HAVE THE RIGHT, BUT NOT THE OBLIGATION, TO TERMINATE THIS LEASE;

      (b) FOLLOWING THE EXECUTION OF THIS LEASE BY BOTH THE LANDLORD AND THE TENANT THE TENANT SHALL BE ENTITLED TO OCCUPY THE 9TH FLOOR PORTION OF THE LEASED PREMISES PRIOR TO THE COMMENCEMENT DATE OF THE TERM, BUT UPON NOT LESS THAN ONE (1) BUSINESS DAY'S WRITTEN NOTICE TO THE LANDLORD, FOR THE PURPOSES OF CONSTRUCTING ITS LEASEHOLD IMPROVEMENTS, INCLUDING INSTALLATION OF ITS TRADE FIXTURES, FURNITURE, EQUIPMENT, AND TELEPHONE AND COMPUTER CABLING. THE LANDLORD SHALL ALSO HAVE ACCESS TO AND OCCUPANCY OF THE 9TH FLOOR PORTION OF THE LEASED PREMISES FOR ITS WORK REQUIRED UNDER SECTION 19.04 HEREOF. THE TENANT SHALL BE BOUND BY ALL OF THE TERMS, CONDITIONS, COVENANTS, AND PROVISOS OF THIS LEASE DURING ANY SUCH PERIOD OF OCCUPATION PRIOR TO THE COMMENCEMENT DATE OF THE TERM, SAVE AND EXCEPT THAT DURING SUCH PERIOD OR PERIODS THE TENANT SHALL NOT BE REQUIRED TO PAY ANY BASIC RENT OR ADDITIONAL RENT WHETHER OR NOT THE TENANT CARRIES ON BUSINESS IN THE 9TH FLOOR PORTION OF THE LEASED PREMISES. THE TENANT SHALL BE REQUIRED TO PAY TENANT'S TAXES AND TO PAY FOR ANY ADDITIONAL SERVICES DURING ANY SUCH PERIOD OF EARLY OCCUPANCY.


                                    ARTICLE 4

                                      RENT

SECTION 4.01    BASIC RENT

      (A) WITH RESPECT TO THE 10TH, 11TH, AND 12TH FLOOR PORTION OF THE LEASED PREMISES the Tenant shall pay yearly and every year during the Term to the Landlord, without any deduction, abatement, set-off or diminution whatsoever, a Basic Rent of ONE


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      HUNDRED AND TWENTY EIGHT THOUSAND, NINE HUNDRED AND TWENTY FIVE DOLLARS
      ($128,925.00) of lawful money of Canada, payable in equal consecutive monthly instalments in advance of TEN THOUSAND, SEVEN HUNDRED AND FORTY THREE DOLLARS AND SEVENTY FIVE CENTS ($10,743.75) upon the date of commencement of the Term and on the first day of each and every calendar month during the Term thereafter to the Landlord at 700 Bay Street, Toronto, Ontario, M5G 1Z6, or at such other place as the Landlord shall from time to time designate (REFERRED TO IN THIS LEASE AS THE "BASIC 10TH, 11TH, AND 12TH FLOOR RENT").

      IT IS ACKNOWLEDGED AND AGREED THAT THE BASIC 10TH, 11TH, AND 12TH FLOOR RENT DESCRIBED IN THIS SECTION 4.01 IS BASED ON AN ANNUAL RENTAL OF SIX DOLLARS AND TWENTY FIVE CENTS ($6.25) PER SQUARE FOOT OF RENTABLE FLOOR AREA OF THE LEASED PREMISES. IT IS FURTHER ACKNOWLEDGED AND AGREED THAT THE LANDLORD'S ARCHITECT HAS CERTIFIED THAT THE 10TH, 11TH, AND 12TH FLOOR PORTION OF THE LEASED PREMISES HAS A RENTABLE FLOOR AREA OF TWENTY THOUSAND, SIX HUNDRED AND TWENTY EIGHT (20,628) SQUARE FEET, AND THE TENANT ACKNOWLEDGES AND AGREES THAT IT IS SATISFIED WITH THE SAID LANDLORD'S ARCHITECT'S CERTIFICATE.

      (b) WITH RESPECT TO THE 9TH FLOOR PORTION OF THE LEASED PREMISES THE TENANT SHALL PAY YEARLY AND EVERY YEAR DURING THE 9TH FLOOR TERM TO THE LANDLORD, WITHOUT ANY DEDUCTION, ABATEMENT, SET-OFF OR DIMINUTION WHATSOEVER, A BASIC RENT OF TWENTY SEVEN THOUSAND, FIVE HUNDRED AND FOUR DOLLARS ($27,504.00) OF LAWFUL MONEY OF CANADA, PAYABLE IN EQUAL CONSECUTIVE MONTHLY INSTALMENTS IN ADVANCE OF TWO THOUSAND, TWO HUNDRED AND NINETY TWO DOLLARS ($2,292.00) UPON THE DATE OF COMMENCEMENT OF THE 9TH FLOOR TERM AND ON THE FIRST DAY OF EACH AND EVERY CALENDAR MONTH DURING THE 9TH FLOOR TERM THEREAFTER TO THE LANDLORD AT 700 BAY STREET, TORONTO, ONTARIO, M5G 1Z6, OR AT SUCH OTHER PLACE AS THE LANDLORD SHALL FROM TIME TO TIME DESIGNATE (REFERRED TO IN THIS LEASE AS THE "BASIC 9TH FLOOR RENT").

      IT IS ACKNOWLEDGED AND AGREED THAT THE BASIC 9TH FLOOR RENT DESCRIBED IN THIS SECTION 4.01(B) IS BASED ON AN ANNUAL RENTAL OF FOUR DOLLARS ($4.00) PER SQUARE FOOT OF RENTABLE FLOOR AREA OF THE 9TH FLOOR PORTION OF THE LEASED PREMISES. IT IS FURTHER ACKNOWLEDGED AND AGREED THAT THE RENTABLE FLOOR AREA OF THE 9TH FLOOR PORTION OF THE LEASED PREMISES HAS NOT YET BEEN CERTIFIED AS AN ACCURATE MEASUREMENT BY THE ARCHITECTS. IF THE CERTIFICATE OF MEASUREMENT PREPARED BY THE ARCHITECTS REVEALS THAT THE NUMBER OF SQUARE FEET OF RENTABLE FLOOR AREA OF THE 9TH FLOOR PORTION OF THE LEASED PREMISES IS GREATER OR LESS THAN SIX THOUSAND, EIGHT HUNDRED AND SEVENTY SIX (6,876) SQUARE FEET THE BASIC ANNUAL NET RENTAL PAYABLE PURSUANT TO THIS SECTION 4.01(B) SHALL NOT BE THE AMOUNT SET OUT ABOVE, BUT SHALL BE AN AMOUNT EQUAL TO FOUR DOLLARS ($4.00) TIMES THE NUMBER OF SQUARE FEET OF RENTABLE FLOOR AREA OF THE 9TH FLOOR PORTION OF THE LEASED PREMISES AS SET FORTH IN THE SAID ARCHITECTS' CERTIFICATE, AND THE EQUAL MONTHLY INSTALMENTS SHALL BE 1/12TH OF SUCH AMOUNT.

      NOTWITHSTANDING THE FOREGOING THE TENANT AGREES THAT BASIC 9TH FLOOR RENT SHALL BE SUBJECT TO INCREASE IF THE TENANT EXERCISES ITS SECOND OPTION TO EXTEND THE 9TH FLOOR TERM AS DESCRIBED IN SECTION 19.01(B) HEREOF.

SECTION 4.02    ADDITIONAL RENT

            The Tenant shall pay to the Landlord, yearly and every year during the Term, as additional rent ("Additional Rent"):

      (a) the amount of any Taxes payable by the Tenant to the Landlord pursuant to Article 6 hereof; plus

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      (b) the amount of any payments required to be made by the Landlord on account of the cost of utilities supplied to the Leased Premises, together with the cost of lamp and bulb replacements in accordance with the provisions of Section 5.03 hereof; plus

      (c) the Tenant's Proportionate Share of the Operating Costs in accordance with Section 5.01, including, without limitation, the cost of providing caretaking and cleaning services to the Leased Premises in accordance with the provisions of Section 5.02 hereof; PLUS

      (d)   the  Cost  of  Additional   Services  in  accordance   with  the
      provisions of Section 7.12 hereof.

SECTION 4.03    PAYMENT OF ADDITIONAL RENT

            The Additional Rent specified in Section 4.02 hereof, shall be paid and adjusted with reference to a period of twelve (12) calendar months. The Landlord shall have the option from time to time to select a different fiscal period of twelve months or broken portion thereof by notice to the Tenant. After the commencement of the Term, the Landlord shall advise the Tenant, in writing, of its estimate of the Additional Rent to be payable by the Tenant for the period which commenced upon the commencement date of the Term until the end of the respective calendar year, and the 90 days after the commencement of each succeeding calendar period (which commences during the Term) the Landlord shall advise the Tenant in writing of its estimate for the Additional Rent to be incurred in such period or broken portion thereof. Such estimate shall in every case by a reasonable estimate and based wherever possible upon previous operating expenses and, if required by the Tenant, shall be accompanied by reasonable particulars of the manner on which it was arrived at. The Additional Rent payable by the Tenant shall be paid in equal monthly instalments in advance on the first day of each and every month during the Term based on the Landlord's estimate as aforesaid. From time to time the Landlord may re-estimate on a reasonable basis, the amount of Additional Rent for any calendar year or broken portion thereof, in which case the Landlord shall advise the Tenant in writing of such re- estimate and fix new equal monthly instalments for the remaining balance of such calendar year or broken portion thereof such that, after giving credit for the instalment paid by the Tenant on the basis on the previous estimate or estimates, all the Additional Rent will have been paid during such calendar year or broken portion thereof. Within ninety (90) days after the end of each of the Landlord's fiscal period or broken period thereof (or with respect to any component of Additional Rent which cannot be computed within such ninety (90) day period, within thirty (30) days after the Landlord shall have received the information necessary to compute such component of Additional
Rent), the Landlord shall submit to the Tenant a detailed statement of actual additional rent payable and a calculation of the amounts by which the Additional Rent payable by the Tenant exceeds or falls short, as the case may be, of the aggregate instalments paid by the Tenant on account of Additional Rent for the calendar year. The Tenant shall further be entitled to receive an audited operating cost statement (certified by the Landlord's chartered accountant) annually not later than 180 days after the end of each calendar year during the Term or renewal thereof.

            Within thirty (30) days after the receipt of such statement either the Tenant shall pay to the Landlord any amount by which the amount found payable by the Tenant with respect to such calendar year or broken portion thereof, exceeds the aggregate of the monthly payments made by it on account thereof during such calendar year or broken portion thereof or the Landlord shall pay to the Tenant any amount by which the amount found payable as aforesaid is less than the aggregate of such monthly payments. In the event of any dispute by the Tenant of the amount of Additional Rent payable, an opinion of the Landlord's auditors shall be conclusive as to the amount thereof for any period to which such opinion relates.

SECTION 4.04   ACCRUAL OF RENT

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                                    Page 10



            Rent shall be considered as accruing from day to day hereunder, and where it becomes necessary to calculate such Rent for an irregular period of less than one year or less than one calendar month, an appropriate apportionment and adjustment shall be made, including an apportionment and adjustment of Additional Rent. Where the calculation of Additional Rent cannot be made until after the termination of this Lease, the obligation of the Tenant to pay such Additional Rent shall survive the termination hereof, and such amount shall be payable by the Tenant upon demand by the Landlord.

SECTION 4.05   NO SET-OFF

            The Tenant hereby expressly waives the benefits of Section 35 of the Landlord and Tenant Act and any amendments thereto and any present of future Act of the Province of Ontario permitting the Tenant to claim a set-off against Rent for any case whatsoever.

SECTION 4.06    ADDITIONAL RENT TREATED AS RENT

            All Additional Rent shall be payable and recoverable as Rent, but in the manner as herein provided, and the Landlord shall have all rights against the Tenant for default in any such payment as in the case of arrears in Rent.

SECTION 4.07    RENT PAST DUE

            If the Tenant fails to pay, when the same is due and payable, any Basic Rent, Additional Rent or other amounts payable by the Tenant under this Lease, such unpaid amounts bear interest at an annual rate equal to the Stipulated Rate of Interest.


                                    ARTICLE 5

                  OPERATING, CARETAKING, AND ELECTRICITY COSTS

SECTION 5.01    OPERATING COSTS

            The Tenant covenants to pay to the Landlord, as Additional Rent, its Proportionate Share of Operating Costs. Payments shall be made in accordance with the provisions of Section 4.02 and 4.03 hereof.

SECTION 5.02    CARETAKING COSTS

            The Tenant covenants to pay to the Landlord as Additional Rent the annual cost of providing the caretaking and cleaning services mentioned in
Section 9.08 and 9.09 hereof. In the event that such costs form an integral part of caretaking and cleaning services provided for portions of the Building in addition to the Leased Premises, the Landlord, acting reasonably, shall make an allocation of that portion of such costs which is reasonably attributable to the Leased Premises. In the event of any dispute by the Tenant of the amount of such costs, an opinion of the Landlord's auditors shall be conclusive as to the amount thereof for any period to which such opinion relates. Payments shall be made in accordance with the provisions of Section 4.02 and 4.03 hereof. Payment shall be made in accordance with the provisions of Section 4.02 and 4.03 hereof.

SECTION 5.03    ELECTRICITY COSTS

            The Tenant covenants to pay to the Landlord as Additional Rent, the cost of electric current supplied to the Leased Premises, but not including the cost of electric current included in Operating Costs, as defined. The Tenant further covenants to pay to the Landlord the total cost of any replacement of electric light bulbs, tubes and ballasts in the Leased Premises to replace those installed at the commencement of the Term. The Landlord may adopt a system of re-lamping and re-ballasting periodically on a group basis in accordance with good practise in this regard and the Tenant shall pay the actual cost, including parts and labour.

                                    ARTICLE 6

                                      TAXES

SECTION 6.01    PAYMENT OF TENANTS TAXES

            The Tenant covenants to pay all Tenant's Taxes, as and when the same become due and payable. Where any Tenant's Taxes are payable by the Landlord to the relevant taxing authorities, the Tenant covenants to pay the amount thereof to the Landlord, as Additional Rent, within ten (10) days after written demand.

SECTION 6.02    TENANTS PROPORTIONATE SHARE OF LANDLORD'S TAXES

      (a) The Tenant covenants to pay to the Landlord, as Additional Rent, its Proportionate Share of the Landlord's Taxes in each calendar year. Payments shall be made in accordance with the provisions of Section 4.02 and 4.03 hereof.

      (b) Notwithstanding the provisions of paragraph 6.02(a) above, if a separate tax bill is issued by any taxation authority for the Leased Premises the Tenant shall not pay its Proportionate Share of the Landlord's Taxes in respect of which the separate tax bill is issued but shall pay to the Landlord the amount of such separate tax bill, together with the Tenant's Proportionate Share of such Landlord's Taxes that are assessed against the Common Areas, and facilities and surrounding lands, if any.

      (c) If the Leased Premises are separately assessed by any taxing authority then for the purposes of this Section 6.02 and for the purposes of determination of the Tenant's payment on account of the Landlord's Taxes, the Tenant's Proportionate Share shall not mean the fraction defined in Section 1.10 of this Lease but shall mean a fraction, the numerator of which is the assessed value of the Leased Premises and the denominator of which is the assessed value of all premises in the Office Section which are leased or set aside by the Landlord for leasing (expressly excluding the parking lot and Common Areas, facilities, and surrounding lands).

SECTION 6.03    PAYMENT OF LANDLORD'S TAXES - APPEALS

            The Landlord covenants to pay all Landlord's Taxes, subject, nevertheless, to the payments on account of Landlord's Taxes required to be made by the Tenant elsewhere in this Lease. The Landlord may appeal any official assessment or the amount of any Taxes or other taxes based on such assessment and relating to the Building. In connection with any such appeal, the Landlord may defer payment of any Taxes or other taxes, as the case may be, payable by it under the provisions of this Section 6.03 to the extent permitted by law, and the Tenant shall co-operate with the Landlord and provide the Landlord with all relevant information reasonably required by the Landlord in connection with any such appeal.

SECTION 6.04    DETERMINATION OF TAXES

            In the event that the Landlord is unable to obtain from the taxing authorities any separate allocation of Landlord's Taxes, Tenant's Taxes, assessment or Landlord's Taxes attributable to the Office Section and the land attributable thereto, such allocation shall be made by the Landlord, acting reasonably. In the event of any dispute as to the amount of such allocation, an allocation made by a professional tax consultant appointed by the Landlord shall be conclusive.

SECTION 6.05    RECEIPTS

            Whenever requested by the Landlord, the Tenant will deliver to it receipts for payment of all the Tenant's Taxes and furnish such other information in connection therewith as the Landlord may reasonably require.


                                    ARTICLE 7

                           TENANT'S FURTHER COVENANTS

            THE TENANT FURTHER COVENANTS WITH THE LANDLORD as follows:

SECTION 7.01    REPAIR

            To keep in a good and reasonable state of repair, and consistent with the general standards of first-class office buildings in Metropolitan Toronto, but subject to Section 10.01 and with the exception of reasonable wear and tear, the Leased Premises including all leasehold improvements and all trade fixtures therein and all glass therein including the glass portions of exterior walls thereof, but with the exception of structural members or elements of the Leased Premises and defects in construction performed or installations made by the Landlord and insured damage therein.

SECTION 7.02    STATE OF REPAIR

            That the Landlord may enter and view the state of repair, and that the Tenant will repair according to notice in writing, and that the Tenant will leave the Leased premises in a good and reasonable state of repair, subject always to the exceptions referred to in Section 7.01.

SECTION 7.03    NOTICE OF ACCIDENT, DEFECTS. ETC.

            To give to the Landlord prompt written notice of any accident to or defect in the plumbing, water pipes, heating and/or any air-conditioning apparatus, electrical equipment, conduits or wires or other wires or of any damage or injury to the Leased Premises or any part thereof howsoever caused; provided that nothing herein shall be construed so as to require repairs to be made by the Landlord except as expressly provided in this Lease.

SECTION 7.04    REPAIR WHERE TENANT AT FAULT

            If the Building including the Leased Premises, the elevators, boilers, engines, pipes and other apparatus (or any of them) used for the purpose of heating or air-conditioning the Building or operating the elevators, or if the water pipes, drainage pipes, electric lighting or other equipment is destroyed through negligence, carelessness or misuse of the Tenant, his servants, agents, employees or anyone permitted by him to be in the Building, or through him or them in any way stopping up or injuring the heating apparatus, elevators, water pipes, drainage pipes or other equipment or part of the Building, the expense of the necessary repairs, replacements or alterations plus a 15% surcharge for administration costs shall be borne by the Tenant who shall pay the same to the Landlord forthwith on demand.

SECTION 7.05    RULES AND REGULATIONS

            The Tenant and his employees and all persons visiting or doing business with him on the Leased Premises shall be bound by and shall observe the Rules and Regulations attached to this Lease. The Landlord shall have the right at any time and from time to time to make or vary such reasonable Rules and Regulations on Schedule "B" as may be desirable in the sole judgement of the Landlord (but not inconsistent with the provisions of this Lease) for the safety, care, cleanliness, operation and maintenance of the Building and premises and accessories, and for the preservation of good order therein. The Landlord may waive or vary such Rules and Regulations for any one or more tenants without waiving or varying them for all. The Landlord shall not be responsible to the Tenant for the non-observance of any such Rules and Regulations by any other tenant. The Landlord agrees to notify the Tenant in writing of any changes in Rules and Regulations.

SECTION 7.06    USE OF PREMISES

            The Leased Premises shall be used only for BUSINESS OFFICES, A SMALL SCALE CUSTOM WORKSHOP, AND RESEARCH LABORATORY OR FOR ANY OTHER USE PERMITTED BY THE APPLICABLE ZONING BY-LAWS AND OTHER LEGISLATION AND WHICH HAS THE PRIOR WRITTEN APPROVAL OF THE LANDLORD and the Tenant shall not carry on or permit to be carried on therein any other trade or business, and the Tenant shall not do or permit to be done or omitted upon the Leased Premises anything which shall cause the rate of insurance upon the Building to be increased and if the rate of insurance on the Building shall be increased by reason of the use made of the Leased Premises or by reason of anything done or omitted or permitted to be done or omitted by the Tenant or by anyone permitted by the Tenant to be upon the Leased Premises, the Tenant shall on demand pay to the Landlord the amount of such increase.

SECTION 7.07    CANCELLATION OF INSURANCE

            If any insurance policy upon the Building shall be about to be cancelled by the insurer by reason of the use of the Leased Premises, the Landlord shall give written notice of such proposed cancellation to the Tenant, and the Tenant shall not later than five (5) days prior to the cancellation date set forth in such notice, stop such use or otherwise arrange for reinstatement of such policy, otherwise the Landlord may, in addition to all other rights it may have, at its option terminate this Lease and upon such termination Rent shall be apportioned and paid in full to the date of such termination, and the Tenant shall deliver possession of the Leased Premises forthwith in a neat and tidy condition to the Landlord, and the Landlord may re-enter and take possession of same.

SECTION 7.08    OBSERVANCE OF LAW

            To comply with all provisions of law including without limitation, federal and provincial legislative enactments, building by-laws, and any other governmental or municipal regulations which relate to the partitioning, equipment, operation and use of the Leased Premises, and to the making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Leased Premises. And to comply with all police, fire and sanitary regulations imposed by any federal, provincial or municipal authorities or made by fire insurance underwriters, and to observe and obey all governmental and municipal regulations and other requirements governing the conduct of any business conducted in the Leased Premises.

SECTION 7.09    WASTE AND NUISANCE

            No to do or suffer any waste or damage, disfiguration or injury to the Leased Premises or the fixtures and equipment thereof or permit or suffer any overloading of the floors thereof; and not to place therein any safe, heavy business machine or other heavy object without first obtaining the consent in writing of the Landlord (not to be unreasonably withheld); and not to use or permit to be used any part of the Leased Premises for any dangerous, noxious or offensive trade or business and not to cause or permit any nuisance in, at or on the Leased Premises.

SECTION 7.10    INFLAMMABLE OR DANGEROUS SUBSTANCES

            The Tenant covenants not to bring into or store in the Leased Premises any inflammable liquid or dangerous or explosive materials.

SECTION 7.11    NO DEFACING

            The Tenant shall not drill, drill into, or in any way deface the walls, ceilings, partitions, floors, wood, stone or ironwork within the Leased Premises without the prior written consent of the Landlord, such consent not to be unreasonably withheld. Boring, cutting or stringing of wires or pipes shall not be done except with the prior written consent of the Landlord, and as it may direct. In the event of any violation of the provisions hereof, the Landlord may, in addition to any other remedies it may have hereunder, repair any damage and the Tenant shall pay the cost thereof plus an administrative charge of fifteen percent (15%) of such cost, to the Landlord, forthwith upon demand, as Additional Rent.

SECTION 7.12    ADDITIONAL SERVICES

            The cost of additional services provided to the Tenant shall be paid to the Landlord upon the Tenant receiving invoices for such additional services. Additional services means any service and/or supervision requested by the tenant and supplied by the Landlord and not otherwise provided for as a service to tenants generally, the costs of which are included in Operating Costs under this Lease. By way of example, additional services may include steam cleaning of carpets, moving furniture and making repairs or alterations to the Tenant's leasehold improvements. The amount charged to the Tenant for an additional service shall include all direct costs incurred by or on behalf of the Landlord in rendering the additional service plus fifteen (15%) of the aforementioned costs to cover the Landlord's overhead.

SECTION 7.13    ENTRY BY LANDLORD

            To permit the Landlord, its servants or agents or contractors, to enter upon the Leased Premises at any time and from time to time for the purpose of inspecting and making repairs, alterations or improvements to the Leased Premises or to the Building, or for the purpose of having access to the utilities and services (which the Tenant agrees not to obstruct), and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort occasioned thereby. The Landlord, its servants or agents may at any time from time to time enter upon the Leased Premises to remove any article or remedy any condition which in the opinion of the Landlord, reasonably arrived at, would be likely to lead to cancellation of any policy of insurance as referred to in Section 7.07 and such entry by the Landlord shall not be deemed to be a re-entry. Provided that the Landlord shall proceed hereunder in such manner as to minimize interference with the Tenant's use and enjoyment of the Leased Premises. Notwithstanding the foregoing, the Landlord acknowledges that the Tenant requires strict security to be maintained in the Leased Premises to protect the Tenant's business operations, and the Landlord and the Tenant agree to arrange mutually acceptable terms for access by the Landlord or its agents, acting reasonably.

SECTION 7.14    INDEMNITY

            To indemnify and save harmless the Landlord against and from any and all claims, including without limiting the generality of the foregoing, all claims for personal injury and property damage, arising from the conduct of any work or by or through any act or omission of the Tenant or any assignee, subtenant, agent, contractor, servant, employee, invitee or licensee of the Tenant, and against and from all costs, counsel fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon. This indemnity shall survive the expiry or sooner determination of this Lease.

SECTION 7.15    EXHIBITING PREMISES

            To permit the Landlord or its agents to exhibit the Leased Premises to prospective tenants or other persons having written authority from the Landlord or the agents of the Landlord to view the premises during normal business hours of the last ten (10) months of the Term on terms for access mutually acceptable to the Landlord and the Tenant, acting reasonably. The Landlord shall have the further right to enter upon the Leased Premises during the Term to exhibit the Building to any prospective purchaser or mortgagee thereof on terms for access mutually acceptable to the Landlord and the Tenant, acting reasonably.

SECTION 7.16    ALTERATIONS, LIENS

            Not to make or erect in or to the Leased Premises any installations, alterations, additions or partitions without submitting drawings and specifications to the Landlord and obtaining the Landlord's prior written consent in each instance, which the Landlord shall not unreasonably withhold, (and the Tenant must further obtain the Landlord's prior written consent to any change or changes in such drawings and specifications submitted as aforesaid, subject to payment of the cost to the Landlord of having its architects approve of such changes, prior to proceeding with any work based on such drawings or specifications); such work may be performed by contractors engaged by the Tenant but in each case only under written contract approved in writing by the Landlord and subject to all reasonable conditions which the Landlord may impose, provided nevertheless that the Landlord may at its option require that the Landlord's contractors be engaged for any mechanical or electrical work; without limiting the generality of the foregoing, any work performed by or for the Tenant shall be performed by competent workmen whose labour union affiliations are not incompatible with those of any workmen who may be employed in the Building by the Landlord, its contractors or subcontractors; the Tenant shall submit to the Landlord's reasonable supervision over construction and promptly pay to the Landlord's or the Tenant's contractors, as the case may be, when due, the cost of all such work and of all materials, labour and services involved therein and of all decoration and all changes in the Building, its equipment or services, necessitated thereby. The Tenant covenants that he will not suffer or permit during the Term hereof any Mechanics' or other liens for work, labour, services or materials, ordered by him or for the cost of which he may be in any way obligated to attach to the Leased Premises or to the Building and that whenever and so often as any such liens shall attach or claims therefor shall be filed the Tenant shall within twenty (20) days after the Tenant has notice of the claim for lien procure the discharge thereof by payment or by giving security or in such other manner as is or may be required or permitted by law. And the Tenant further covenants that whenever and so often as a certificate of action on Mechanics' lien is registered relating to any of the liens referred to in the next preceding sentence, the Tenant shall within twenty (20) days after the Tenant has notice of the registration of such certificate of action have the same vacated. If the Tenant fails to discharge or vacate as aforesaid the Landlord may vacate or discharge same, and any amounts paid by the Landlord in vacating or discharging as aforesaid shall immediately become payable by the Tenant as Rent. THE TENANT SHALL BE PERMITTED TO MAKE NON-STRUCTURAL COSMETIC CHANGES TO THE LEASED PREMISES, SUCH AS PAINTING AND CARPETING WITHOUT FIRST OBTAINING THE LANDLORD'S CONSENT IF SUCH WORK IS VALUED AT LESS THAN FIVE THOUSAND DOLLARS ($5,000.00).

SECTION 7.17    SUPERVISION COST

            To pay the Landlord a fee equal to THE LESSER OF TWENTY CENTS ($0.20) PER SQUARE FOOT OF RENTABLE FLOOR AREA OF THE LEASED PREMISES OR TWO PERCENT (2%) OF THE TOTAL DOLLAR AMOUNT OF THE TENANT'S ALLOWANCE DESCRIBED IN
SECTION 19.03 towards the cost of Landlord's supervision and overhead during the installation by the Tenant of ITS INITIAL leasehold improvements and alterations. After installation of the Tenant's initial leasehold improvements the Tenant shall pay to the Landlord its actual costs paid to third parties for plan and drawing review, granting of approvals, and supervision in connection with any leasehold improvements or alterations carried out by or on behalf of the Tenant including engineering and legal costs if any.

SECTION 7.18    GLASS

            To pay the cost of replacement of glass with as good quality and size of any glass broken on the Leased Premises during the continuance of this Lease, unless the Tenant can prove that such breakage is the result of an act of the Landlord, its employees, servants, agents, contractors, licensees or invitees.

SECTION 7.19    WINDOW COVERINGS

            To comply with the Landlord's scheme of uniform window covers for the windows of the Building and not use any drapes or curtains except such as have lining on the side thereof facing the interior surface of exterior windows of a colour, shade and material approved by the Landlord.

SECTION 7.20    SIGNS

            Not to erect or maintain any sign, picture, advertisement, notice, lettering, flag, decoration or direction upon any part of the outside walls of the Building or in any common area of the Building or upon either the outside or inside of the windows or doors of the Leased Premises except such as are provided by the Landlord under the provisions of Section 9.12.

SECTION 7.21    NAME OF BUILDING

            Not to refer to the Building by any name other than that designated from time to time by the Landlord nor to use such name for any purpose other than the business address of the Tenant, and the Tenant may use the name of the Building for the business address of the Tenant but for no other purpose, provided the Tenant may use the municipal number instead of the name of the Building.

SECTION 7.22    KEEP TIDY

            At the end of each business day to leave the Leased Premises in a reasonably tidy condition for the purpose of the performance of the Landlord's cleaning services.

                                    ARTICLE 8

                               LANDLORD'S COVENANT

SECTION 8.01    QUIET ENJOYMENT

            THE LANDLORD COVENANTS WITH THE TENANT for quiet enjoyment.

                                    ARTICLE 9

                          LANDLORD'S FURTHER COVENANTS

SECTION 9.01

            THE LANDLORD FURTHER COVENANTS WITH THE TENANT AS FOLLOWS:

SECTION 9.02    LANDLORD'S REPAIRS

      (a) To keep in a good and reasonable state of repair, and consistent with the general standards of first-class office buildings in Metropolitan Toronto, but subject to Section 12.01 and with the exception of reasonable wear and tear:

            (i) Those portions of LuCliff Place consisting of lobbies, landscaped areas, entrances and other facilities from time to time provided for common use and enjoyment, and the exterior portions of all buildings and structures from time to time forming part of LuCliff Place and affecting its general appearance.


                                    Page 19


            (ii) The buildings and structures comprising LuCliff Place (other than the Leased Premises) and premises of other tenants, including the residential and retail portions of LuCliff Place) including the foundation, roof, exterior walls including glass portions thereof, the systems for interior climate control, the elevators, entrances, stairways, corridors and lobbies and washrooms from time to time provided for use in common by the Tenant and other tenants of the Building and LuCliff Place and the systems provided for bringing utilities to the Leased Premises;

            (iii)       The  structural  members or  elements  of the Leased
                        Premises; and

      (b) To repair defects in construction performed or installations made by the Landlord in the Leased Premises and insured damage therein;

      (c) The Landlord shall not be liable for any damages, direct, indirect or consequential, or for damages for personal discomfort, illness or inconvenience of the Tenant, or the Tenant's servants, clerks, employees, invitees or other persons or by reason of failures of equipment, facilities or systems or reasonable delays in the performance of repairs, replacements and maintenance, unless caused by the deliberate act or omission, or the negligence of the Landlord, its servants, agents or employees.

SECTION 9.03    HEATING

            To provide heating of the Leased Premises to an extent sufficient to maintain therein at all time during normal business hours, except during the making of repairs, a reasonable temperature; but should the Landlord make default in so doing, it shall not be liable for indirect or consequential damages or damages for personal discomfort or illness.

SECTION 9.04    AIR-CONDITIONING

            To operate, as reasonably necessary during business hours the air-conditioning equipment and systems serving the Leased Premises; in case such equipment or systems be damaged or destroyed, or, in the opinion of the Landlord, require repairs, inspections, overhauling or replacement, the Landlord shall carry out such work with all reasonable speed, but shall not be liable for any damages, direct, indirect or consequential, or for personal discomfort or illness of the Tenant or his, its or their servants, clerks, employees, invitees, or other persons by reason of the resulting interruption in air-conditioning nor shall Rent abate during any such interruptions. The Tenant's interior office layout, submitted to the Landlord for approval pursuant to Section 7.16 hereof, shall be modified by the Tenant, if necessary, in accordance with the reasonable requirements of the heating and air-conditioning engineers of the Landlord, in order to secure maximum efficiency of the heating and air-conditioning systems serving the Leased Premises. The Tenant covenants to keep all air-conditioning vents within the Leased Premises free and clear of all obstructions and objects. The Tenant acknowledges that one year may be required after the Tenant has fully occupied the Leased Premises in order to adjust and balance the heating and air-conditioning systems.

SECTION 9.05    ELEVATOR

            To furnish, except when repairs are being made, passenger elevator service during normal business hours; operatorless automatic elevator service, if used, shall be deemed "elevator service" within the meaning of this paragraph; and to permit the Tenant and the employees of the Tenant to have the free use of such elevator service in common with others, but the Tenant and such employees and all other persons using the same shall do so at their sole risk and under no circumstances shall the Landlord be held responsible for any damage or injury happening to any person while using the same or occasioned to any person by any elevator or any of its appurtenances except for such damage or injury resulting from the negligence of the

Landlord, its servants or employees. In case the elevators of the Building shall be injured or destroyed or be in the course of replacement or rebuilding, the Landlord shall commence the repair thereof as soon as may be conveniently done and shall repair or replace the same and put the same in working order. There shall be no liability on the Landlord for any claim in respect of any failure by the Landlord to provide elevator service during any power failure or other cause beyond the control of the Landlord or by reason of the carrying out of any repairs, maintenance or replacement of elevators, nor shall there be, consequent upon the foregoing, any repayment or reduction in the Rent reserved hereby.

SECTION 9.06    ACCESS

            To permit the Tenant and the employees of the Tenant and all persons lawfully requiring communication with them to have the use during normal business hours in common with others of the common areas of the Building, including the main lobby of LuCliff Place, stairways, corridors on the floor or floors on which the Leased Premises are situate, elevators and washrooms therein. It is agreed that the Tenant and all other persons permitted to use such common areas shall do so at his, her or their sole risk with no liability attributable to the Landlord in any circumstances. At times other than during normal business hours the Tenant and the employees of the Tenant and persons lawfully requiring communications with the Tenant shall have access to the Building and to the Leased Premises and use of the elevators only in accordance with the Rules and Regulations.

SECTION 9.07    WASHROOMS

            To permit the Tenant and the employees of the Tenant in common with others entitled thereto to use those washrooms in the Building on the floor or floors on which the Leased Premises are situated, and which are not entirely within the premises of another tenant.

SECTION 9.08    CARETAKING

            To employ personnel to cause when reasonably necessary from time to time the floors and windows of the Leased Premises to be swept and cleaned and the desks, tables and other furniture of the Tenant to be dusted all in keeping with a first-class office building, but with the exception of the obligation to cause such work to be done, the Landlord shall not be responsible for any act or omission or commission on the part of the person or persons employed to perform such work; such work shall be done at the Landlord's direction without interference by the Tenant, his servants or employees. Save as aforesaid, all carpets, broadloom or drapes shall be cleaned and maintained by the Tenant.

SECTION 9.09    MAINTENANCE OF COMMON AREAS

            To cause the elevators, entrances, stairways, corridors, lobbies, washrooms and other parts of the Building from time to time provided for common use and enjoyment to be swept, cleaned or otherwise maintained.

SECTION 9.10    LIGHTING

            To light adequately, when reasonably required, the common areas of the Building except at such times as electric current may not be supplied to the Landlord and except during breakdowns in equipment, and during the making of repairs.

SECTION 9.11    DIRECTORY BOARD

            The Landlord shall install a directory board in the main lobby of the Building containing the names of tenants of space in the Building. The Tenant shall be entitled to have his name shown upon the directory board, but the Landlord shall, in its sole discretion, design the style of such identification and allocate the space of the directory board for each Tenant. The Landlord shall, at the request and cost of the Tenant, cause to be painted on or affixed to the entrance door of the Leased Premises the name of the Tenant in accordance with the Landlord's uniform scheme of lettering for such doors.


                                   ARTICLE 10

                               FIXTURES, INSURANCE

SECTION 10.01    FIXTURES

            The Tenant may remove his fixtures, provided further, however, that all installations, alterations, additions, partitions and fixtures other than trade or Tenant's fixtures in or upon the Leased Premises, whether placed there by the Tenant or Landlord, shall, immediately upon such placement, be the Landlord's property without compensation therefor to the Tenant and, except as hereinafter mentioned in this Section 10.01, shall not be removed from the Leased Premises by the Tenant at any time either during or after the Term. Notwithstanding anything herein contained, the Landlord shall be under no obligation to repair or maintain the Tenant's installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by the Tenant; and further notwithstanding anything herein contained, the Landlord shall have the right upon the termination of the Lease by effluxion of time or otherwise to require the Tenant to remove his installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by the Tenant and to make good any damage caused to the Leased Premises by such installation or removal. Provided that the Tenant may, if it is not in default, remove its trade fixtures at the expiration or sooner termination of this Lease, making good any damage caused to the Leased Premises by such installation or removal. The Landlord agrees that the Tenant's fumehoods shall be deemed to be Tenant's trade fixtures. NOTWITHSTANDING THE FOREGOING IF THE TENANT IS NOT THEN IN DEFAULT THE TENANT SHALL NOT BE REQUIRED TO REMOVE ITS LEASEHOLD IMPROVEMENTS AT THE EXPIRATION OF THE TERM OR TO RESTORE THE LEASED PREMISES TO THE CONDITION THEY WERE IN PRIOR TO THE TENANT'S OCCUPANCY. AT THE EXPIRATION OF THE TERM, THE LEASED PREMISES SHALL BE LEFT IN AN "AS IS" CONDITION. IN THE EVENT THE TENANT DOES REMOVE ANY LEASEHOLD IMPROVEMENTS OR TRADE FIXTURES (WITH THE LANDLORD'S PERMISSION) FROM THE LEASED PREMISES, THE TENANT SHALL BE RESPONSIBLE TO REPAIR ANY DAMAGE WHICH MAY HAVE BEEN CAUSED TO THE LEASED PREMISES OR THE BUILDING BY THE INSTALLATION OR REMOVAL THEREOF, REASONABLE WEAR AND TEAR EXCEPTED. Notwithstanding the foregoing all Tenant's personal property, however installed in or affixed to the Leased Premises shall at all times remain the property of the Tenant and may be removed from time to time. For greater certainty, this clause shall also apply to the Tenant's security system. The Tenant shall repair any damage caused by the installation or removal of the Tenant's personal property. The Landlord waives any right to any lien or other security interest in any of the Tenant's personal property, save and except for the Landlord's distress rights hereunder or at law.

SECTION 10.02    TENANT'S INSURANCE

            The Tenant shall take out and keep in force during the Term:

      (a) Comprehensive general public liability (including bodily injury, death and property damage) insurance on an occurrence basis with respect to the business carried on, in or from the Leased Premises and the Tenant's use and occupancy thereof not less than ONE MILLION DOLLARS ($1,000,000.00) which insurance shall include the Landlord as a named insured and shall protect the Landlord in respect of claims by the Tenant as if the Landlord were separately insured; and

      (b) Insurance in respect of fire and other such perils as are from time to time defined in the usual extended coverage endorsement covering the Tenant's trade fixtures and the furniture and equipment of the Tenant and all leasehold improvements of the Tenant, and which insurance shall include the Landlord as a named insured as the Landlord's interest may appear with respect to insured leasehold improvements and provide that any proceeds recoverable in the event of loss to leasehold improvements shall be payable to the Landlord (but the Landlord agrees to make available such proceeds towards the repair or replacement of the insured property if this Lease is not terminated pursuant to any other provision hereof).

            All insurance required to be maintained by the Tenant hereunder, shall contain full replacement cost coverage and shall be on terms and with insurers to which the Landlord has no reasonable objection. The Tenant shall furnish to the Landlord if and whenever requested by it, certificates or other evidence acceptable to the Landlord as to the insurance from time to time required to be effected by the Tenant and its renewal or continuation in force. If the Tenant shall fail to take out, renew and keep in force such insurance the Landlord may do so as the agent of the Tenant and the Tenant shall repay to the Landlord any amounts paid by the Landlord as premiums forthwith upon demand.

                                   ARTICLE 11

                      LICENCES, ASSIGNMENTS AND SUBLETTINGS

SECTION 11.01    LICENCES, ETC.

            The Tenant shall not permit any part of the Leased Premises to be used or occupied by any person other than the Tenant, and the employees of the Tenant, or permit any part of the Leased Premises to be used or occupied by a licensee or concessionaire, or permit any persons to be upon the Leased Premises other than the Tenant, and its employees, customers and others having lawful business with them.

SECTION 11.02    ASSIGNMENTS AND SUBLETTINGS

            The Tenant shall not assign this Lease or sublet the whole or any part of the Leased Premises unless:

      (a) it shall have received or procured a bona fide written offer therefor to take an assignment or sublease which is not inconsistent with, and the acceptance of which would not breach any provisions of this Lease if this Section 11.02 is complied with and which the Tenant has determined to accept subject to this Section 11.02 being complied with, and

      (b) it shall have first requested and obtained the consent in writing of the Landlord thereto;

      (c) total rent to be paid by the assignee or subtenant which exceeds the Basic Rent and Additional Rent, on a proportionate basis relative to the space occupied, to be paid by the present Tenant to the Landlord under the terms of the Lease, shall be paid to the Landlord;

      (d) any fee, payment, charge or other consideration payable by the subtenant or assignee in respect of the Tenant's assignment of this Lease or subletting of the Leased Premises shall accrue to the benefit of and shall be paid to the Landlord.

            Any request for such consent shall be in writing and accompanied by a true copy of such offer, and the Tenant shall furnish to the Landlord all information available to the Tenant or any additional information requested by the Landlord, as to the responsibility, reputation, financial standing and business of the proposed assignee or subtenant. Within fifteen (15) days after the receipt by the Landlord of such request for consent and of all information which the Landlord shall have requested hereunder (and if no such information has been requested, within fifteen (15) days after receipt of such request for consent) the Landlord shall have the right upon notice in writing to the Tenant, if the request is to assign this Lease or sublet the whole of the Leased Premises, to cancel and terminate this Lease, or if the request is to sublet a part of the Leased Premises only, to cancel and terminate this Lease with respect to such part, in each case as of a termination date sixty (60) days following the giving of such notice, and in such event the Tenant shall surrender the whole or part, as the case may be, of the Leased Premises in accordance with such notice and Rent shall be apportioned and paid on the date of surrender and, if a part only of the Leased Premises is surrendered, Rent shall thereafter abate proportionately. If the Landlord shall not exercise the foregoing right of cancellation then the Landlord's consent to the Tenant's request for consent to assign or sublet shall not be unreasonably withheld and if such consent shall be given, the Tenant shall assign or sublet, as the case may be, only upon the terms set out in the offer submitted to the Landlord as aforesaid and not otherwise, and within six (6) months after the Tenant's request for consent and only upon the assignee or subtenant entering into a covenant in form satisfactory to the Landlord's solicitors to perform, observe and keep each and every covenant, proviso, condition and agreement in this Lease on the part of the Tenant to be performed, observed and kept including payment of Rent and all other sums and payments agreed to be paid or payable under this Lease on the days and at the times and in the manner herein specified.

            Whether or not the Landlord consents to any request as aforesaid, the Tenant shall pay to the Landlord all reasonable costs incurred by the Landlord in considering any request for consent and in completing any of the documentation involved in implementing any such assignment or sublet including the agreements between the Landlord and each of the Tenants and any assignee or subtenant.

            Without limitation, the Tenant shall for purposes of this paragraph 11 be considered to assign or sublet in any case where it permits the Leased Premises or any portion thereof to be occupied by persons other than the Tenant, its employees and others engaged in carrying on the business of the Tenant, whether pursuant to the assignment, subletting, license or other right, and shall also include any case where any of the foregoing occurs by operation of law. The Tenant shall also be considered to assign or sublet if the Tenant is a corporation of which this Lease is, in the reasonable opinion of the Landlord, a material asset or a material liability and control of such corporation changes, and to permit the application of this provision the Tenant (if a corporation) covenants to notify the Landlord of any proposed change of control.

            Notwithstanding the foregoing provisions of this Section the Tenant shall have the right to assign this Lease or sublet all or a portion of the Leased Premises to a corporation or entity which controls the Tenant, or is controlled by the Tenant, or is controlled by the same entity that controls the Tenant, without the consent of the Landlord; provided that the Tenant shall be required to notify the Landlord of such assignment or subletting, to provide reasonable proof of the control described above; and further provided that such assignee or subtenant and the Tenant shall be required to enter into the agreement with the Landlord to perform the lease covenants as described above in this Section 11.02; no such assignment or subletting shall release or relieve the Tenant from its obligations to fully perform all the terms, covenants, and conditions of this Lease on its part to be performed, and the Tenant shall be jointly and severally liable with such assignee or subtenant.

SECTION 11.03   RELEASE OF TENANT

            In no event shall any assignment or subletting to which the Landlord may have consented, release or relieve the Tenant from its obligations to fully perform all the terms, covenants and conditions of this Lease on its part to be performed. No consent by the Landlord to any assignment or subletting shall be construed to mean that the Landlord has consented or will consent to any further assignment or subletting. The Tenant agrees that it will sign the agreement which is to be signed by any assignee or subtenant as described in Section 11.02 above, and will agree to be jointly and severally liable with such assignee or subtenant.

                                   ARTICLE 12

                             DAMAGE AND DESTRUCTION


SECTION 12.01   ABATEMENT AND TERMINATION

            It is agreed between the Landlord and the Tenant that:

            (a) In the event of damage to the Leased Premises or to the Building or other portions of LuCliff Place affecting access or services essential to the Leased Premises, and if the damage is such that the Leased Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of ten (10) days, then

            (i) Unless the damage was caused by the fault or negligence of the Tenant or its employees, invitees or others under its control, from and after the expiration of ten (10) days after the occurrence of the damage and until the Leased premises are again reasonably capable of use and occupancy as aforesaid, Basic Rent (but not any other payments required to be made by the Tenant hereunder) shall abate from time to time in proportion to the part or parts of the Leased Premises not reasonably capable of such use and occupancy, and

            (ii) Unless this Lease is terminated as hereinafter provided, the Landlord or the Tenant, as the case may be (according to the nature of the damage and their respective obligations to repair as provided in Sections 9.03 and 7.01, shall repair such damage with all reasonable diligence, but to the extent that any part of the Leased Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of rent to which the Tenant is otherwise entitled hereunder shall not extend later than the time by which, in the reasonable opinion of the Landlord, repairs by the Tenant ought to have been completed with reasonable diligence, and

      (b)   If either:

            (i)   the Leased Premises, or

            (ii) premises whether of the Tenant or other tenants of LuCliff Place comprising in the aggregate half or more of the Rentable Area of the Building or of LuCliff Place,

      are substantially damaged or destroyed by any cause to the extent such that in the reasonable opinion of the Landlord they cannot be repaired or rebuilt within one hundred and eighty (180) days after the occurrence of the damage or destruction, the Landlord OR THE TENANT may at its option, exercisable by written notice to the OTHER given within thirty (30) days of the occurrence of such damage order destruction, terminate this lease, in which event neither the Landlord nor the Tenant shall be bound to repair as provided in clauses 9.03 and 7.01 and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord forthwith but in any event within sixty (60) days after delivery of such notice of termination, and rent shall be apportioned and paid to the date upon which possession is so delivered up (but subject to any abatement to which the Tenant may be entitled under Subsection 12.01 (a) of this Section by reason of the Leased Premises having been rendered in whole or in part not reasonably capable of use and occupancy), but otherwise the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair) shall repair such damage with all reasonable diligence.

                                   ARTICLE 13

                           LOSS AND DAMAGE TO PROPERTY

SECTION 13.01

            Saving and excepting any loss, damage or injury arising out of the negligence of the Landlord, its servants or employees and against which the Tenant is not insured and is not required to be insured under this Lease the Landlord shall not be liable or responsible in any way for any loss of or damage or injury to any property belonging to the Tenant or to employees of the Tenant or to any other person while such property is on the Leased Premises or in the Building or in or on the surrounding area owned by the Landlord comprising LuCliff Place, whether or not such property has been entrusted to employees of the Landlord and without limiting the generality of the foregoing, the Landlord shall not be liable for any damage to any such property caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or from the water, steam or drainage pipes or plumbing works of the Building, or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by anything done or omitted by any other tenant.


                                   ARTICLE 14

                                   LIABILITIES

SECTION 14.01   IMPOSSIBILITY OF PERFORMANCE

            It is understood and agreed that whenever and to the extent that the Landlord shall be unable to fulfil, or shall be delayed or restricted in the fulfilment of any obligation hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfil such obligations or by reason of any statute, law or order-in-council or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administration, controller or board, or any governmental department or officer or other authority or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control whether of the foregoing character or not, the Landlord shall be entitled to extend the time for fulfilment of such obligation by a time equal to the duration of such delay or restriction and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

SECTION 14.02   CLAIMS FOR COMPENSATION

            No claim for compensation shall be made by the Tenant by reason of inconvenience, damage or annoyance arising from the necessity of repairing any portion of LuCliff Place of which the Leased Premises form a part, howsoever the necessity may arise.

                                   ARTICLE 15

                                TENANT'S DEFAULT

SECTION 15.01   RE-ENTRY

            Provided and it is hereby expressly agreed that if and whenever the Rent hereby reserved or any part thereof shall not be paid on the days appointed for payment thereof, whether lawfully demanded or not, or in the case of breach or non-observance or non-performance of any of the covenants, agreements, provisos, conditions or Rules and Regulations on the part of the Tenant to be kept, observed or performed, FOR A PERIOD OF TEN
(10) DAYS FOLLOWING RECEIPT OF WRITTEN NOTICE OF SUCH BREACH OR NON-OBSERVANCE OR NON-PERFORMANCE, or in case the Leased Premises shall be vacated or remain unoccupied for fifteen (15) CONSECUTIVE days or in case the term shall be taken in execution or attachment for any cause whatever, then and in every such case, it shall be lawful for the Landlord thereafter to enter into and upon the Leased Premises or any part thereof in the name of the whole and the same to have again, repossess and enjoy as of its former estate, anything in this Lease contained to the contrary notwithstanding other than proviso to this Section 15:
Provided that notwithstanding anything to the contrary hereinbefore in this
Section 15 contained, the Landlord shall not at any time have the right to re-enter and forfeit this Lease by reason of the Tenant's default in the payment of Basic Rent and Additional Rent, hereby reserved by this Lease, unless and until the Landlord shall have given to the Tenant at least five (5) business days' written notice of its intention so to do and setting forth the default complained of and the Tenant shall have the right during such five (5) business days to cure any such default in payment of Rent; PROVIDED THAT IN THE EVENT OF A BREACH, NON-OBSERVANCE, OR NON-PERFORMANCE BY THE TENANT WHICH IS CAPABLE OF BEING CURED, BUT IS NOT REASONABLY CAPABLE OF BEING CURED WITHIN THE TEN (10) DAY NOTICE PERIOD DESCRIBED ABOVE THE TENANT SHALL NOT BE DEEMED TO BE IN DEFAULT IF IT HAS COMMENCED TO REMEDY SUCH BREACH OR NON-OBSERVANCE OR NON-PERFORMANCE AND HAS DILIGENTLY THEREAFTER PROCEEDED TO COMPLETE THE REMEDYING THEREOF.

SECTION 15.02   LANDLORD'S RIGHT TO PERFORM

            In addition to all other remedies the Landlord may have by this Lease, at law or in equity, if the Tenant shall make default in any of its obligations hereunder, the Landlord may as its option perform any such obligations after fifteen (15) days' written notice to the Tenant and in such event the cost of performing such obligations plus an administrative charge of fifteen percent (15%) of such cost, shall be payable by the Tenant to the Landlord on the next ensuing Rent payment date as Additional Rent, together with interest at the Stipulated Rate of Interest from the date of the performance of such obligations by the Landlord. On default of such payment, the Landlord shall have the same remedies as on default of payment of Rent. In addition, the Landlord shall be entitled to collect to pro-rated amount of interest computed at the Stipulated Rate of Interest upon all arrears of Rent with a minimum of one (1) month's interest as aforesaid, if the Rent is in arrears for more than five (5) working days. Such interest shall be computed from the day following the due date(s) of such Rent to the date of payment thereof.

SECTION 15.03 BANKRUPTCY, ETC.

            Provided further that in case without the written consent of the Landlord the Leased Premises shall be used by any other person than the Tenant, the Tenant's permitted assigns or permitted subtenant, or shall be used for any other purpose than that for which the same were let or in case the Term or any of the goods and chattels of the Tenant shall be at any time seized in execution or attachment by any creditor of the Tenant or the Tenant shall make any assignment for the benefit of creditors or any bulk sale or become bankrupt or insolvent or take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors, or, if the Tenant is a corporation and any order shall be made for the winding-up of the Tenant, or other termination of the corporate existence of the Tenant, then in any such case this Lease shall at the option of the Landlord cease and determine and the Term shall immediately become forfeited and void and the then current month's rent and the next ensuing three (3) months' shall immediately become due and be paid and the Landlord may re-enter and take possession of the Leased Premises as though the Tenant or other occupant or occupants of the Leased Premises was or were holding over after the expiration of the Term without any right whatever.

SECTION 15.04   VACATED OR IMPROPERLY USED

            It is hereby declared and agreed by and between the Landlord and tenant that in case the said Leased Premises shall become ABANDONED OR IF THE LEASED PREMISES SHALL BECOME vacant or not used for the purpose aforesaid and remain so for a period of fifteen (15) CONSECUTIVE days or if the Leased Premises shall be used by any other person or persons than the Tenant or for any other purpose than that for which the same were let without the written consent of the Landlord this Lease shall at the option of the Landlord forthwith cease and determine and thereupon the instalments of Basic Rent and Additional Rent accruing due during the next ensuing three (3) months shall immediately become due and payable to the Landlord and the Landlord may re-enter and take possession of the demised premises.

SECTION 15.05   DISTRESS

            The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Leased Premises at any time during the Term shall be exempt from levy by distress for Rent in arrears. The Tenant will not sell, dispose of or remove any of the fixtures, goods or chattels of the Tenant from or out of the Leased Premises during the Term without the consent of the Landlord, unless the Tenant is substituting new fixtures, goods and chattels of equal value or is bona fide disposing of individual items which have become extras for the Tenant's purposes; and the Tenant will be the owner of its fixtures, goods and chattels and will not permit them to become subject to any lien, mortgage, charge or encumbrance.

SECTION 15.06   RIGHT OF RE-ENTRY TO RELET

            The Tenant further covenants and agrees that on the Landlord's becoming entitled to re-enter upon the Leased Premises under any of the provisions of this Lease, the Landlord in addition to all other rights shall have the right to enter the Leased Premises as the agent of the Tenant either by force or otherwise, without being liable for any prosecution therefor and to relet the Leased Premises as the agent of the Tenant, and to receive the Rent therefor and as the agent of the Tenant, to take possession of any furniture or other property on the Leased Premises and to sell the same at public or private sale without notice and to apply the proceeds of such sale and any Rent derived from reletting the Leased Premises upon account of the Rent under this Lease, and the Tenant shall be liable to the Landlord for the deficiency, if any.

SECTION 15.07   REMEDIES CUMULATIVE

            The Landlord may from time to time resort to any or all of the rights and remedies available to it in the event of any default hereunder by the Tenant, either by any provision of this Lease or by statute or the general law, all of which rights and remedies are intended to be cumulative and not alternative, and the express provisions hereunder as to certain rights and remedies are not to be interpreted as excluding any other of additional rights and remedies available to the Landlord by statute or the general law.

SECTION 15.08   LEGAL EXPENSES

            In the event that it shall be necessary for the Landlord to commence an action for the collection of Rent herein reserved or any portion thereof, or any other sum hereunder or if the same must be collected upon the demand of a solicitor, or in the event that it becomes necessary for the Landlord to commence an action to compel performance of any of the terms, conditions, covenants or provisos contained herein, then unless the Landlord shall lose such action it shall be entitled to collect from the Tenant all reasonable expenses incurred therefor, including reasonable legal fees.

                                   ARTICLE 16

                             NON-WAIVER, OVERHOLDING

SECTION 16.01   NON-WAIVER

            No condoning, excusing or overlooking by the Landlord or Tenant of any default, breach or non-observance by the Tenant or the Landlord at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's or the Tenant's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the rights of the Landlord or the Tenant herein in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord or the Tenant save only express waiver in writing.

SECTION 16.02   OVERHOLDING

            If the Tenant remains in possession of the Leased Premises after the expiration or sooner termination of the Term without any further written agreement but with the express or implied consent of the Landlord, and in circumstances in which a tenancy other than a weekly tenancy would thereby be implied by implication of law, the Tenant shall be deemed to be a weekly tenant only upon and subject to the same terms and conditions as herein contained, except that the weekly Basic Rent shall be 150% of a prorated portion of Basic Rent payable during the last month of the Term, and nothing, including the acceptance of any Rent by the Landlord, shall extend to the contrary except a specific agreement in writing between the Landlord and the Tenant, and the Tenant hereby authorizes the Landlord to apply any monies received from the Tenant in payment of such weekly Basic Rent.

                                   ARTICLE 17

                      SUBORDINATION, ACKNOWLEDGEMENT, ETC.

SECTION 17.01  SUBORDINATION

      (a) This Lease is subject and subordinate to all mortgages (including any deed of trust and mortgage securing bonds and all indentures supplemental thereto) which may now or hereafter affect LuCliff Place, and to all renewals, modifications, consolidations, replacements and extensions throughout. The Tenant agrees to execute promptly any certificate in confirmation of such subordination as the Landlord may request and hereby constitutes the Landlord the agent and attorney of the Tenant for the purpose of executing any such certificate and of making application at any time and from time to time register postponements in favour of any such mortgage in order to give effect to the provisions of this Section. EACH AND EVERY TIME THAT THE LANDLORD REQUESTS THAT THE TENANT EXECUTE A SUBORDINATION CERTIFICATE AS AFORESAID, THE LANDLORD AGREES TO REQUEST AND TO USE REASONABLE EFFORTS TO OBTAIN FROM ANY SUCH MORTGAGEE A WRITTEN NON-DISTURBANCE AGREEMENT WHEREIN THE MORTGAGEE AGREES THAT THE POSSESSION BY THE TENANT OF THE LEASED PREMISES SHALL NOT BE DISTURBED, AFFECTED, OR IMPAIRED BY THE MORTGAGEE PROVIDED THAT THE TENANT IS NOT IN DEFAULT BEYOND ANY APPLICABLE NOTICE AND CURE PERIOD AND UNDER THIS LEASE.

      (b) Without limiting the general rights of the Landlord to assign this Lease, the Landlord shall be entitled to assign this Lease as collateral security for any mortgage or mortgages upon LuCliff Place or any part thereof, and the Tenant covenants, if requested to do, to acknowledge in writing any notice of assignment of this Lease by the Landlord.

SECTION 17.02   TENANT'S ACKNOWLEDGEMENTS

            The Tenant agrees that it will at any time and from time to time upon not less than ten (10) days' prior notice execute and deliver to the Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the modifications and that the same is in full force and effect as modified), the amount of the annual rental then being paid hereunder, the dates to which the same, by instalments or otherwise, and other charges hereunder have been paid, and whether or not there is any existing default on the part of the Landlord of which the Tenant has notice and any other matter pertaining to this Lease as to which the Landlord shall request a statement.

SECTION 17.03   REGISTRATION

                  The Tenant covenants and agrees with the Landlord that the Tenant will not register this Lease in this form in the Registry Office or the Land Titles Office. The Tenant shall not register or cause to be registered any notice of this Lease except in a form which shall have been approved prior to registration by the solicitors for the Landlord acting reasonably. It is the intent of the parties that such Notice of Lease shall disclose the minimum amount of information regarding the terms and conditions of this Lease that is necessary to protect the Tenant's interest in the lands, and shall not disclose the amount of Rent being paid.


                                   ARTICLE 18

                                  MISCELLANEOUS

SECTION 18.01   RECOVERY OF ADJUSTMENTS

            The Landlord shall have (in addition to any other right or remedy of the Landlord) the same rights and remedies in the event of default by the Tenant in payment of any amount payable by the Tenant hereunder, as the Landlord would have in the case of default in payment of Rent.

SECTION 18.02   LEASE ENTIRE AGREEMENT

            The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions expressed or implied, collateral or otherwise forming part of or in any way affecting or relating to this Lease save as expressly set out in this Lease and that this Lease constitute the entire agreement between the Landlord and the tenant and may not be modified except as herein explicitly provided or except by subsequent agreement in writing of equal formality hereto executed by the Landlord and the Tenant. Notwithstanding the foregoing, the Tenant shall remain liable to pay for those improvements in the Leased Premises which have been made by the Landlord for or on behalf of the Tenant and which are in excess of the work otherwise required to be done by the Landlord.

SECTION 18.03   COVENANTS, SEVERABILITY

            The Landlord and the Tenant agree that all of the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate paragraph hereof. Should any provision or provisions of this Lease be illegal or not enforceable it or they shall be considered separate and severable from the Lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included.

SECTION 18.04   CAPTIONS

            The captions appearing in this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or of any provisions hereof.


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                                    Page 31


SECTION 18.05   AGENCY

            The Landlord may perform all or any of its obligations hereunder by or through such managing or other agency or agencies as it may from time to time determine and the Tenant shall, ^^ as from time to time directed by the Landlord, pay to any such agent any moneys payable hereunder to the Landlord.

SECTION 18.06   NOTICE

            Any notice required or contemplated by any provision of this Lease shall be given in writing enclosed in a sealed envelope addressed, in the case of notice to the Landlord to it at 700 Bay Street, Toronto, Ontario, and in the case of notice to the Tenant to it at the Leased Premises, and mailed in Metropolitan Toronto registered and postage prepaid. The time of giving of such notice shall be conclusively deemed to be the second business day after the day of such mailing. Such notice shall also be sufficiently given if and when the same shall be delivered, in the case of notice to the Landlord, to an executive officer of the Landlord, and in the case of notice to the Tenant, to him personally or to an executive officer of the Tenant if the Tenant is a corporation. Such notice, if delivered, shall be conclusively deemed to have been given and received at the time of such delivery. If in this Lease two or more persons are named as Tenant, such notice shall also be sufficiently given if and when the same shall be delivered personally to any one of such persons. Provided that either party may, by notice to the other, from time to time designate another address in Canada to which notices mailed more than ten (10) days thereafter shall be addressed.

SECTION 18.07   INTERPRETATION

            In this Indenture "herein", "hereof", "hereby", "hereunder", "hereto", "hereinafter", and similar expressions refer to this Indenture and not to any particular paragraph, section or other portion thereof, unless there is something in the subject matter or context inconsistent therewith.

SECTION 18.08   BINDING, ENURING AND INTERPRETATION

            This Indenture and everything contained herein shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors, assigns and other legal representatives as the case may be, of each and every one of the parties hereto, subject to the granting of consent by the Landlord as provided in Article 11 to any assignment or sublease, and every reference herein to any party hereto shall include the heirs, executors, administrators, successors, assigns and other legal representatives of such party, and where there is not more than one Tenant or there if a female party or a corporation, the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be deemed joint and several.

                                   ARTICLE 19

                              ADDITIONAL PROVISIONS


SECTION 19.01           TENANT'S OPTIONS TO EXTEND 9TH FLOOR TERM

      (a) Provided that the Tenant has reasonably abided by all the terms, conditions, and covenants of this Lease, including the covenant to pay rent, is not then in default of any such term, condition, or covenant beyond any applicable notice and cure periods, and has not become insolvent or bankrupt or had a receiver appointed in respect of its assets or business the Tenant shall have the option to extend the 9th Floor Term for a further period of one (1) year; Provided that in order to exercise its option to extend the Tenant shall be required to give the Landlord notice thereof in writing not later than November 30, 2000, and not earlier than June 1, 2000. If the Tenant does not deliver the notice as aforesaid, the 9th Floor Term shall expire on May 31, 2001. Any extension pursuant to this Section 19.01 shall be upon the same terms, conditions, and covenants contained in this Lease, except that:

            (i) the Basic 9th Floor Rent payable pursuant to Section 4.01 of this Lease shall not apply, but the Basic 9th Floor Rent for such renewal term shall be the market rental per square foot for similar improved premises in the Building and any other buildings of comparable quality, size, age, and location as the Building at the commencement of the renewal term multiplied by the number of square feet of Rentable Floor Area of the 9th floor portion of the Leased Premises as agreed upon between the Landlord and the Tenant. If the Landlord and the Tenant have not agreed upon such said current market rental prior to sixty (60) days before the expiry of the 9th Floor Term the issue shall NOT be referred to arbitration, but this option to extend shall be null and void and the 9th Floor Term shall expire on May 31, 2001;

            (ii)  Section 19.03, 19.04, and 19.05 shall not apply;

            (iii) for greater clarity the 9th floor portion of the Leased Premises shall be leased on an "as is" basis, the Landlord shall not be required to do any work in connection therewith, including any of the work described in Section 19.04 below, and there shall be no rent free period, fixturing period, leasehold improvement allowance, or other tenant inducement payments or allowances.

      (b) If the Tenant has exercised its right to extend the 9th Floor Term as described in subparagraph (a) above, and if the Tenant has reasonably abided by all the terms, conditions, and covenants of this Lease, including the covenant to pay rent, is not then in default of any such term, condition, or covenant beyond any applicable notice and cure periods, and has not become insolvent or bankrupt or had a receiver appointed in respect of its assets or business the Tenant shall have the option to extend the 9th Floor Term for a further period of three (3) years so that it shall be co-terminus with the Term; Provided that in order to exercise its option to extend the Tenant shall be required to give the Landlord notice thereof in writing not later than November 30, 2001, and not earlier than June 1, 2001. If the Tenant does not deliver the notice as aforesaid, the 9th Floor Term shall expire on May 31, 2002. Any extension pursuant to this Section 19.01 shall be upon the same terms, conditions, and covenants contained in this Lease, except that:

            (i)   the Basic 9th Floor Rent payable pursuant to Section 19.01(a)
            (i) above shall not apply, but the Basic 9th Floor Rent for such renewal term shall be SIX DOLLARS AND TWENTY FIVE CENTS ($6.25) multiplied by the number of square feet of Rentable Floor Area of the 9th floor portion of the Leased Premises (being the same amount per square foot as the Basic 10th, 11th, and 12th Floor Rent);

            (ii)  Sections 19.03, 19.04 and 19.05 shall not apply;

            (ii) for greater clarity the Premises shall be leased on an "as is" basis, the Landlord shall not be required to do any work in connection therewith, including any of the work described in Section
            19.04 below, and there shall be no rent free period, fixturing period, leasehold improvement allowance, or other tenant inducement payments or allowances.

SECTION 19.02     FURTHER OPTION TO RENEW

            Provided that the Tenant has reasonably abided by all the terms, conditions, and covenants of this Lease, including the covenant to pay rent, is not then in default of any such term, condition, or covenant beyond any applicable notice and cure periods, and has not become insolvent or bankrupt or had a receiver appointed in respect of its assets or business the Tenant shall have the option to renew the Lease of the entire Leased Premises (being either the 10th, 11th, and 12th floors of the Office Section of the Building, or the 9th, 10th, 11th, and 12th floors thereof if the Tenant has exercised its right to extend the 9th Floor Term pursuant to Section 19.01(b) hereof) for one further term of five (5) years; Provided that in order to exercise its option to renew the Tenant shall be required to give the Landlord notice thereof in writing not later than November 30, 2004, and not earlier than June 1, 2004. If the Tenant does not deliver the notice as aforesaid, this Lease shall terminate upon the expiration of the Term on May 31, 2005. Any renewal pursuant to this Section 19.02 shall be upon the same terms, conditions, and covenants contained in this Lease, except that:

      (a)   there shall be no further right to renew this Lease;

      (b) the Basic Rent payable pursuant to Section 4.01 of this Lease shall not apply, but the Basic Rent for such renewal term shall be the market rental per square foot for similar improved premises in the Building and any other buildings of comparable quality, size, age, and location as the Building at the commencement of the renewal term multiplied by the number of square feet of Rentable Floor Area of the Leased Premises. If the Landlord and the Tenant have not agreed upon such said current market rental prior to sixty (60) days before the expiry of the Term the issue shall NOT be referred to arbitration, but this option to renew shall be null and void and the Term shall expire on May 31, 2005;

      (c)   Sections 19.03, 19.04 and 19.05 of this Lease shall not apply;

      (d) for greater clarity the Premises shall be leased on an "as is" basis, the Landlord shall not be required to do any work in connection therewith, including any of the work described in Section 19.04 below, and there shall be no rent free period, fixturing period, leasehold improvement allowance, or other tenant inducement payments or allowances.


SECTION 19.03     TENANT'S LEASEHOLD IMPROVEMENTS (TENANT'S ALLOWANCE)

            Provided that the Lease has been fully executed by the Landlord and the Tenant the Landlord shall pay to the Tenant a leasehold improvement allowance (the "Allowance") of up to SEVEN DOLLARS ($7.00) per square foot of Rentable Floor Area of the 10th, 11th, and 12th floors of the Leased Premises plus GST; The Allowance will be paid on a monthly basis as the costs are incurred as evidenced by invoices related to Tenant improvements work on the Leased Premises delivered to the Landlord by the Tenant up to the maximum of SEVEN DOLLARS ($7.00) per square foot as aforesaid.

SECTION 19.04     LANDLORD'S WORK

            The Landlord shall at the earliest reasonable time provide, in a good and workmanlike manner at its expense the following work (the "Landlord's Work"):

      (a) replace or repair T-Bar on the 9th Floor ceiling system, acoustic ceiling tiles, and building standard light fixtures where in the reasonable opinion of the Landlord and the Tenant such work is required. All bulbs and ballasts shall be in good working order;

      (b) provided clean building standard blinds in good working order throughout the Leased Premises;

      (c) ensure the 9th Floor Premises are clean and free of all refuse and chattels;

      (d) provide the Tenant with building standard electrical service to the Leased Premises in good working order;

      (e) refurbish, to the most current Building standard, the washrooms serving the 9th, 10th, 11th, and 12th floors on which the Tenant's Premises are located with feminine product dispensers, baseboard heaters and painted where in the reasonable opinion of the Landlord and the Tenant such work is required on a per floor basis;

      (f)   new paint and flooring of the 10th floor Common Area lobby;

The Landlord's Work will commence immediately (subject to any existing tenant's occupancy) and shall be done in conjunction with the Tenant's Work. It is understood and agreed that the foregoing shall constitute the Landlord's base building work and such work will not form part of the cost of the Tenant's leasehold improvements described in Section 19.03 above.

SECTION 19.05     MOVE IN

            Provided that the Tenant is not in default of this Lease or the Existing Lease, the Tenant will not be charged for any elevator service, supervision, guard service, or basic cleaning for its initial move in to the 9th Floor portion of the Leased Premises.

SECTION 19.06     ENVIRONMENTAL

            To the best of its knowledge the Landlord warrants that the Premises, the Building, and the land on which the Building is situate, do not contain any environmental contamination, including asbestos, PCB's, or other contaminants, in violation of any laws or by-laws.

SECTION 19.07     FIBRE OPTICS

            The Landlord represents that to the best of its knowledge the Building can provide access points for fibre optic lines.

SECTION 19.08     24 HOUR ACCESS

            It is understood and agreed that the Tenant, its employees and invitees shall have the right twenty-four (24) hours per day, seven (7) days per week, throughout the Term to have access to the Leased Premises and parking facilities for the Building and to use the Common Areas for its intended purposes in common with others entitled thereof. The foregoing access to the Leased Premises shall include continuous supply (except in the case of an emergency and scheduled maintenance) by the Landlord of electric power, hot and cold running water in the Building, heat, air-conditioning (HVAC), lights within the Leased Premises and elevator services to the Leased Premises, as outlined in this Lease, and be subject in the case of hours which are not the normal business hours for the Building, to the terms of this Lease (including, but not limited to charges for Additional Services) and the Rules and Regulations attached as Schedule "B" or made pursuant to this Lease.

SECTION 19.09     PARKING

      (a) The Landlord shall allocate to the Tenant and the Tenant shall rent from the Landlord during the Term and any renewal thereof fifteen (15) unreserved parking spaces in the underground parking garage located at LuCliff Place.

      (b) The rental for such unreserved underground parking spaces shall be the parking space rental charged from time to time by the Landlord to third parties for unreserved monthly parking in the said underground parking garage. The rent for the unreserved underground parking spaces shall be payable monthly in advance on the first day of each and every month as Additional Rent commencing June 1, 2000.

      (c) The Landlord shall not be responsible for any loss or damage to property or any personal injury which shall be sustained by the Tenant or any employee, customer, or other persons who may be in the said underground parking garage or the entrances and driveways appurtenant thereto, or occasioned in connection with the use of the said underground parking garage. All risks of any such injury or loss are assumed by the Tenant who shall hold the Landlord harmless and indemnified therefrom. The Tenant acknowledges and agrees that no security services shall be provided and that the use of the parking space shall be at the risk of the Tenant, its employees and its customers.

      (d) Notwithstanding any other provision of this Lease the Tenant shall not have the right to assign or sublet the right to use the said unreserved parking spaces without the written consent of the Landlord which may be arbitrarily and unreasonably withheld. Any purported subletting or assigning of, or permission to occupy, any parking space rented by the Tenant hereunder without the Landlord's written consent shall be null and void. If the Tenant purports to so assign, sublet, or permit occupancy without the Landlord's written consent the Landlord shall have the right to terminate the Tenant's right to rent all parking spaces hereunder forthwith by delivery of written notice to the Tenant.

      (e) The Tenant shall comply with all rules and regulations with respect to the use of the parking facility provided for the Building made by the Landlord from time to time.

SECTION 19.10           TENANT'S RIGHT OF FIRST OFFER

            If the Tenant is not then in default under this Lease the Tenant shall have, throughout the Term and any renewals thereof, the continuing Right of First Offer to lease space that is available or may become available on the 14th floor of the Office Section on the following terms and conditions:

      (a) The Landlord shall give the Tenant the earliest reasonable notice that space will be coming available. The Landlord will provide the Tenant with an outline of the basic terms and conditions it is willing to accept from a third party dealing at "arm's length" with the Landlord.

      (b) The Tenant shall have five (5) business days from receipt of the Landlord's outline to enter into an agreement to lease such space from the Landlord for a term expiring on the same date as the Term.

      (c) If the Tenant fails to enter into such an agreement to lease such space with the Landlord within such five (5) business day period the Landlord shall be free to market such space for lease and enter into any agreement to lease or lease of such space with any third party.

SECTION 19.11           COMMISSION

            The parties acknowledge and agree that as a result of the execution of this Lease the Landlord is obliged to pay a commission to Royal LePage Commercial Inc. pursuant to a Commission Agreement dated February 8, 2000, and that such commission shall not exceed THREE DOLLARS ($3.00) per square foot of Rentable Floor Area of the 10th, 11th, and 12th Floor Portion of the Leased Premises and ONE DOLLAR ($1.00) per square foot of Rentable Floor Area of the 9th Floor Portion of the Leased Premises. The Tenant requests that the Landlord pay the said commission to the said Royal LePage Commercial Inc. and acknowledges that the said commission has been amortized over the Term and the 9th Floor Term and is included in the Basic Rent payable hereunder. If the Landlord does not pay the commission payable to Royal LePage Commercial Inc. pursuant to the above described Commission Agreement the Tenant shall have the right to pay any commission which is payable by the Landlord directly to Royal LePage Commercial Inc. and to set off any such payment of commission payable against the Basic Rent and Additional Rent payable to the Landlord under this Lease.


                  IN WITNESS WHEREOF the Landlord and the Tenant have hereunto affixed their respective corporate seals, attested by the hands of their respective duly authorized offices in that behalf.

SIGNED, SEALED AND DELIVERED        LuCLIFF COMPANY LIMITED



                                    Per:_______________________________
                                          Joseph Fong, General Manager

                                          Date of signature:

                                          VISIBLE GENETICS INC.


                                    Per:_______________________________

                                          Date of signature: